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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 22, 2003


                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                    33-81808                22-3276290
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
        Incorporation)                                    Identification Number)

                                 1361 ALPS ROAD
                             WAYNE, NEW JERSEY 07470
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (973) 628-3000

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
                             ADDITIONAL REGISTRANTS


                                                                                               Address, including zip code
                                                                                               and telephone number,
                                State or other jurisdiction                                    including area code, of
Exact name of registrant as     of incorporation or            Registration No./I.R.S.         registrant's principal
specified in its charter        organization                   Employer Identification No.     executive offices
------------------------        ------------                   ---------------------------     -----------------
Building Materials                Delaware                        333-69749-01/                  1361 Alps Road
Manufacturing Corporation                                         22-3626208                     Wayne, NJ  07470
                                                                                                 (973) 628-3000

Building Materials Investment     Delaware                        333-69749-02/                  300 Delaware Avenue
Corporation                                                       22-3626206                     Suite 303
                                                                                                 Wilmington, DE  19801
                                                                                                 (302) 427-5960

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On October 22, 2003, Building Materials Corporation of America (BMCA or "the Company") issued a news release announcing its earnings for the quarterly period ended September 28, 2003. A copy of the news release is furnished herewith as Exhibit 99.1.

           This information is being furnished to the Commission and is not "filed" pursuant to Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is not incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be set forth by specific reference in such a filing. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BUILDING MATERIALS CORPORATION OF AMERICA
                                  BUILDING MATERIALS INVESTMENT CORPORATION
                                  BUILDING MATERIALS MANUFACTURING CORPORATION



Dated: October 22, 2003           By:  /s/ John F. Rebele
                                       -----------------------------------------
                                  Name:  John F. Rebele
                                  Title: Senior Vice President and
                                         Chief Financial Officer




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                                  EXHIBIT INDEX

   Exhibit Number             Description
   --------------             -----------

          99.1 News release issued October 22, 2003 regarding results of operations for the quarterly period ended September 28, 2003.